EXHIBIT 4.10

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

SUPPLEMENTAL AGREEMENT NO. 12

to

Purchase Agreement No. 3780

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8 Aircraft and 737-10 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the                                                                                                                   day of

                                          2019, by and between THE BOEING COMPANY, a Delaware corporation (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3780, dated October 1st, 2012, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 737-8 and Model 737-10 aircraft (individually, 737-8 Aircraft and 737-10 Aircraft, and collectively, Aircraft);

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement;

WHEREAS, Boeing and Buyer have agreed to [***] only; WHEREAS, Boeing and Buyer have agreed to [***] Aircraft;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

PA-3780 GOT-PA-3780-LA-1207848R5	SA-12	Page 1

BOEING PROPRIETARY

1.               Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents attached to this SA-12 and made a part hereof by this reference.

2.               Tables.

Remove and replace Table 1-1 to the Purchase Agreement [***] 2021. Table 1-4 is added to [***] AE1.

3.               Letter Agreements.

Letter Agreement [***] Positions.

4.               Confidential Treatment.

Buyer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Buyer and Boeing as confidential. Buyer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

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BOEING PROPRIETARY

The Purchase Agreement, be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

[***]

By

Its                 Attorney-In-Fact

GAC INC.

By                                                       By

Its                                                     Its

Witness                                            Witness

PA-3780 GOT-PA-3780-LA-1207848R5	SA-12	Page 3

BOEING PROPRIETARY

TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENT NUMBER 12

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1-1.	[***] SA-12
1-3.	[***] SA-10
1-4	[***] SA-12

EXHIBIT
A. A2.	[***] SA-9 [***] SA-10
B.	[***]

SUPPLEMENTAL EXHIBITS
[***]	[***]
[***]	[***] SA-8
[***]	[***] SA-9
[***]	[***]
[***]	[***]

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BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number
GOT-PA-3780-LA-1207832	[***]
GOT-PA-3780-LA-1207833	[***]
GOT-PA-3780-LA-1207834	[***]
GOT-PA-3780-LA-1207835R1	[***]	SA-7
GOT-PA-3780-LA-1207836R3	[***]	SA-10
GOT-PA-3780-LA-1207838R1	[***]	SA-3
GOT-PA-3780-LA-1207737R3	[***]	SA-10
GOT-PA-3780-LA-1207734R1	[***]	SA-3
GOT-PA-3780-LA-1207839	[***]
GOT-PA-3780-LA-1207840R4	[***]	SA-10
GOT-PA-3780-LA-1207841	[***]
GOT-PA-3780-LA-1207842R1	[***]	SA-10
GOT-PA-3780-LA-1207845	[***]
GOT-PA-3780-LA-1207848R5	[***]	SA-12
GOT-PA-3780-LA-1207735R2	[***]
	[***]	SA-10
GOT-PA-3780-LA-1207830	[***]
GOT-PA-3780-LA-1207847	[***]
GOT-PA-3780-LA-1501790R1	[***]	SA-7
GOT-PA-3780-LA-1600544	[***]	SA-10
GOT-PA-3780-LA-1701805	[***]	SA-9
GOT-PA-3780-LA-1804583	[***]	SA-10
GOT-PA-3780-LA-1804642	[***]	SA-10
GOT-PA-3780-LA-1804661	[***]	SA-10
GOT-PA-3780-LA-1804029	[***]	SA-10
GOT-PA-3780-LA-1804679	[***]	SA-10
GOT-PA-3780-LA-1804682	[***]	SA-10

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BOEING PROPRIETARY

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	[***]	[***]	[***]
SA-2	[***]	[***]	[***]
SA-3	[***]	[***]	[***]
SA-4	[***]	[***]	[***]
SA-5	[***]	[***]	[***]
SA-6	[***]	[***]	[***]
SA-7	[***]	[***]	[***]
SA-8	[***]	[***]	[***]
SA-9	[***]	[***]	[***]
SA-10	[***]	[***]	[***]
SA-11	[***]	[***]	[***]
SA-12

PA-3780 GOT-PA-3780-LA-1207848R5	SA-12	Page 6

BOEING PROPRIETARY

GOT-PA-3780-[***]

GAC, Inc.

PO Box 309, Ugland House
Grand Cayman

KY1-1104

Cayman Islands

Subject:        [***]

Reference: Purchase Agreement No. 3780 [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer and Boeing [***]

1.               [***]

1.1                   The following [***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

PA-3780 GOT-PA-3780-[***]	SA-12	Page 1

BOEING PROPRIETARY

2.               [***]

2.1                   [***]

[***]

[***]

[***]

[***]

[***]

[***]

3.                Boeing’s [***]

[***]

3.1                   [***]

3.2                   [***]

3.3                   [***]

3.4                   [***]

3.6     [***]

4.               Definitive Agreement.

4.1                   [***]

(i)   [***]

(ii)   [***]

(iii)   [***]

4.2                   [***]

4.3                   [***]

5.               [***]

[***]

PA-3780 GOT-PA-3780-[***]	SA-12	Page 2

BOEING PROPRIETARY

6.               [***]

[***]

PA-3780 GOT-PA-3780-[***]	SA-12	Page 3

BOEING PROPRIETARY

7.               Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.

Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its                Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                    2019

GAC INC.

By                                                        By

Its                                                         Its

Witness                                                 Witness

PA-3780 GOT-PA-3780-[***]	SA-12	Page 4

BOEING PROPRIETARY